UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  January 12, 2021

(Date of earliest event reported)

The Kroger Co.

(Exact name of registrant as specified in its charter)

Ohio	No. 1-303	31-0345740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1014 Vine Street

Cincinnati, OH 45202

(Address of principal executive offices)

Registrant’s telephone number:  (513) 762-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $1 par value	KR	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01  Other Events.

On May 24, 2019, The Kroger Co. (the “Company”) filed Registration Statement No. 333-231727 on Form S-3 with the Securities and Exchange Commission pursuant to Rule 415 registering an indeterminate amount of securities (the “Registration Statement”). Pursuant to a Prospectus Supplement dated January 5, 2021, the Company is issuing $500,000,000 of debt securities denominated 1.700% Senior Notes due 2031 (the “Notes”).

Filed as Exhibit 1.1 to the Registration Statement was a form of Underwriting Agreement for the issuance of debt securities. In connection with the issuance of the Notes, the Company has executed an Underwriting Agreement and a Pricing Agreement each dated as of January 5, 2021, among the Company, U.S. Bancorp Investments, Inc., BofA Securities, Inc., Citigroup Global Markets Inc., Mizuho Securities USA LLC, Santander Investment Securities Inc., Wells Fargo Securities, LLC, BNY Mellon Capital Markets, LLC, Fifth Third Securities, Inc., Goldman Sachs & Co. LLC, MUFG Securities Americas Inc., PNC Capital Markets LLC, RBC Capital Markets, LLC, Truist Securities, Inc., and Academy Securities, Inc. The Underwriting Agreement is attached hereto as Exhibit 1.1 and the Pricing Agreement is attached hereto as Exhibit 1.1.1.

The form of Indenture for the Notes was filed as Exhibit 4.1 to the Registration Statement.

The Forty-Ninth Supplemental Indenture, relating to the Notes, dated as of January 12, 2021, between the Company and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee, supplements the Indenture dated as of June 25, 1999, between the Company and Firstar Bank, National Association, as Trustee. The Forty-Ninth Supplemental Indenture is attached hereto as Exhibit 4.3.1.

An opinion of Christine S. Wheatley, Esq., including her consent, is attached hereto as Exhibit 5.1. An opinion of Freshfields Bruckhaus Deringer US LLP, including its consent, is attached hereto as Exhibit 5.2.

The Company expects to use the net proceeds of this offering for general corporate purposes.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of January 5, 2021, among the Company, U.S. Bancorp Investments, Inc., BofA Securities, Inc., Citigroup Global Markets Inc., Mizuho Securities USA LLC, Santander Investment Securities Inc., Wells Fargo Securities, LLC, BNY Mellon Capital Markets, LLC, Fifth Third Securities, Inc., Goldman Sachs & Co. LLC, MUFG Securities Americas Inc., PNC Capital Markets LLC, RBC Capital Markets, LLC, Truist Securities, Inc., and Academy Securities, Inc.

1.1.1	Pricing Agreement, dated as of January 5, 2021, among the Company, U.S. Bancorp Investments, Inc., BofA Securities, Inc., Citigroup Global Markets Inc., Mizuho Securities USA LLC, Santander Investment Securities Inc., Wells Fargo Securities, LLC, BNY Mellon Capital Markets, LLC, Fifth Third Securities, Inc., Goldman Sachs & Co. LLC, MUFG Securities Americas Inc., PNC Capital Markets LLC, RBC Capital Markets, LLC, Truist Securities, Inc., and Academy Securities, Inc.

4.3.1	Forty-Ninth Supplemental Indenture, relating to the 1.700% Senior Notes due 2031, dated as of January 12, 2021, between the Company and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee.

5.1	Opinion of Christine S. Wheatley, Esq.

5.2	Opinion of Freshfields Bruckhaus Deringer US LLP.

23.1	Consent of Christine S. Wheatley, Esq., which is contained in her opinion filed as Exhibit 5.1.

23.2	Consent of Freshfields Bruckhaus Deringer US LLP, which is contained in its opinion filed as Exhibit 5.2.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KROGER CO.

January 12, 2021	By:	/s/ Christine S. Wheatley
Christine S. Wheatley
Group Vice President, Secretary and General Counsel